Semiannual Report



                                JAPAN
                                FUND

                                --------------
                                APRIL 30, 1998
                                --------------





[LOGO OF T. ROWE PRICE APPEARS HERE]

T. ROWE PRICE

   REPORT HIGHLIGHTS
   -----------------------------------------------------------------------------

   Japan Fund

 . Japan's equity markets tumbled once again following turmoil in Asia's currency markets in late 1997.

 . A serious banking crisis and a weak Japanese yen combined to depress corporate earnings and undermine domestic consumer confidence.

 .  The Japan Fund suffered a significant loss for the period. It outperformed
   Japan's major large- and mid-cap market indexes, but fell behind the Lipper Japan Funds Average.

 . The fund concentrated on export-focused manufacturers while limiting investment in domestically centered businesses and the banking sector.

 . We see signs that Japanese officials are addressing structural problems that impede economic and market recoveries.

FELLOW SHAREHOLDERS


In the aftermath of last autumn's Asian currency crisis, the Japanese indices slipped significantly in the six months ended April 30, 1998. A difficult economic outlook and a loss of confidence in the financial sector combined to undermine hopeful signs in the market. The fund's returns for both the 6- and 12-month periods were further depressed by the weakness of the yen against the U.S. dollar.


     While declining sharply on an absolute basis, your fund held up somewhat better than the overall market indices for large stocks, as represented by the TSE First Section Index, and their smaller counterparts in the TSE Second Section Index. A focus on export-oriented manufacturing companies (sometimes called the nifty stocks), which used a weaker yen to keep earnings growth strong, provided some cushion against the worst of the losses. Limited exposure to the domestic-oriented companies that suffered from weak consumer spending and capital expenditure also prevented steeper losses. We avoided bank stocks, which were again plagued with scandals and concern over ballooning bad debts. However, your fund fell behind the Lipper average of similar funds because many competitors had higher percentages of assets in the major export stocks and lower percentages in domestic-oriented companies.

----------------------
PERFORMANCE COMPARISON
----------------------

Periods Ended 4/30/98        6 Months   12 Months
-----------------------------------------------------

Japan Fund                    -11.92%    -16.92%
 .....................................................

TSE First Section Index        -12.83     -18.49
 .....................................................

TSE Second Section Index       -14.91     -24.59
 .....................................................

Lipper Japan Funds Average     -7.32     -10.98
 .....................................................


MARKET REVIEW

     The weak stock market reflected disappointment in corporate earnings growth and a worse-than-expected economic outlook. The currency crisis that enveloped Asia in the second half of 1997 cast a pall over Japan's attempts at recovery, dimming economic forecasts and weakening export markets across the region. Overseas investors reacted by selling major export-oriented stocks, which they had been aggressively buying the previous year. This led to a broader sell-off. Financial stocks were hit particularly hard since their capital bases are linked to the fortunes of the equity market.

     The Japanese financial sector was thrown into a crisis in November with a series of unprecedented bankruptcies. Medium-sized Sanyo Securities broke the dam by seeking bankruptcy protection on November 3, 1997, after authorities gave up trying to find a "godfather" to merge it into. Hokkaido Takushoku, the tenth largest Japanese bank, closed on November 16 due to bad loans. On November 23, Yamaichi Securities, the fourth of the "Big Four" brokers, became Japan's largest corporate failure. Two days later, Tokuyo City Bank collapsed due to bad loans.

     On November 26, the Ministry of Finance and the Bank of Japan appealed to creditors and depositors of Japanese financial institutions to remain calm. Lengthy lines formed outside Japanese banks, as domestic depositors sought to retrieve their savings. Queues also formed outside Citibank's offices, with the same depositors seeking to open yen-denominated savings accounts with the only foreign-owned licensed deposit taker.

THE NIKKEI 225 INDEX ENDED 1997 NOT FAR FROM ITS POST-BUBBLE LOW OF 14,500.

     The last weeks of 1997 saw further weak economic data. In addition, the Korean won fell 43% against the yen. This has significant implications for Japanese industry, which competes against Korean companies in many export markets and, increasingly, in Japan itself. In a marked change of fiscal policy, the government announced income tax rebates and cuts in corporate taxes. Although the plan was extensive, it did not have an immediate effect. The Nikkei 225 Index ended 1997 not far from its post-bubble low of 14,500.

     In April 1998, the government announced another package worth a record 16.6 trillion yen, but the markets have been slow to react. With overnight interest rates at 0.4% and 10-year bonds at 1.6%, both lower than the rates in the U.S. at the depths of the Great Depression, monetary policy offers limited opportunities to jump-start the economy.

     Wage growth was hit hard by deteriorating corporate earnings, and consumer sentiment was clearly affected. Although the tax rebate implied that the average household would gain nearly 70,000 yen in disposable income, consumers have shown little appetite for spending. Household spending fell 4.5% in February compared with the prior year, while March housing starts dropped 11.9% from the prior year. Unemployment, still low by U.S. or European standards, hit a record high of 3.9% in March. The job-offer-to-applicants ratio hit 58 to 100, the lowest since July 1983.

     We expect that the economy will continue to slide until the late summer, at which point the large stimulus package announced in April should have a positive impact. The government is now aware of the extent of the difficulties faced by the Japanese economy and is prepared to spend heavily to prevent a deep recession. We are reasonably optimistic that this commitment, combined with better news from the rest of Asia later this year, will restore some confidence to the consumer and corporate sectors.


     PORTFOLIO STRATEGY
     [PIE CHART OF INDUSTRY DIVERSIFICATION APPEARS HERE]

     Other and
     Reserves         5%

     Materials        7%

     Financial        8%

     Services        20%

      Capital
     Equipment       37%

     Consumer
       Goods         23%

     Based on net assets as of 4/30/98.


     Unlike earlier in 1997, there was no clear winners' circle among Japanese equities during the past six months. A variety of stocks in disparate industries generated positive performances in this generally weak period. We therefore made only small adjustments to the fund's sector exposure and continued to focus on stocks we had previously identified as good investments.

     As we have for some time, we held an overweight position in blue chip exporters with solid growth prospects and reasonable valuations. Major holdings on April 30 included companies that should be familiar to fund shareholders, such as Sony, NEC, TDK, and Canon. These firms, among the best-managed and fastest-growing in the country, have traded below market valuations for most of the last decade. Although a recent increase in institutional interest has led to rising stock prices, strong earnings have kept price multiples modest.

     We continued to invest in domestic-focused blue chips that performed well despite the economic outlook. Major positions include retailers

     Marui and Ito-Yokado, Tokyo-based East Japan Railway, financial services leader Nomura Securities, and telecom giant Nippon Telephone & Telecom. These companies are among the strongest in their respective industries and have the ability to take advantage of the deregulatory environment.

     Conversely, the bottom rung of the performance ladder was crowded with second tier domestic-oriented companies. Among our poor performers were firms in the housing industry, which continued to lag despite what we believe to be strong potential. Daiwa House and Sekisui Chemical suffered from the longer-than-anticipated downturn in new housing starts and growing pricing pressures. Our position in materials stocks fell from 12% of assets to 7% due to a combination of underperformance and selective selling. Mitsubishi Heavy Industries, in which your fund has a substantial position, fell sharply on concern that the company's earnings would be negatively affected by the economic problems in Asia.


OUTLOOK

     In the ninth year of the Japanese bear market, it would be easy to conclude that nothing will improve. The Japanese economy may now be facing its most serious crisis since World War II, and its very structure is in urgent need of reform to tackle rigidities in the labor market, overregulation of the economy, inefficiency in the tax system, and the lack of adequate disclosure of government and corporate accounts. The government, for the time being, is hesitating to implement such measures. While economic stimulus packages and public expenditure programs may provide short-term boosts, they will not be a panacea for the structural distortions inherent in the economy. Unless these distortions are addressed, it will be very difficult for the economy to support sustained growth.

WE STRONGLY BELIEVE . . . THAT THE FORCES OF CHANGE ARE GATHERING.

     We strongly believe, however, that the forces of change are gathering. Lending institutions are increasingly repricing credit to reflect risk, and international credit rating agencies have been rerating Japanese corporations to make it easier to discern quality Japanese companies. Cross-shareholding between corporations for business relationship purposes has gradually declined over the past 10 years to an estimated 45% in 1997, while the proportion of listed stocks held by investment entities (pension funds, individuals, foreigners, and investment trusts) has increased by 9% during the same period. The increasing incidence of share buybacks and the introduction of management stock option incentive schemes are steps in the right direction. While these developments do not mean that Japan will transform itself overnight, the paralysis in thinking, which has deemed this a "lost decade," is under pressure like never before. The increasing focus on shareholder value, the greater alignment of management's interests with those of their companies, and a renewed focus on meeting financial targets are the most encouraging signs that the long period of underperformance of the Japanese market may be drawing to a close.



     Respectfully submitted,



     /s/ Martin G. Wade
     Martin G. Wade
     President

     May 20, 1998


     5
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--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------



     TWENTY-FIVE LARGEST HOLDINGS

                                                                    Percent of
                                                                    Net Assets
                                                                       4/30/98
     ---------------------------------------------------------------------------

     Sony                                                                 4.4%
     ...........................................................................
     NEC                                                                  4.2
     ...........................................................................
     TDK                                                                  4.0
     ...........................................................................
     Canon                                                                3.7
     ...........................................................................
     Mitsui Fudosan                                                       3.3
     ---------------------------------------------------------------------------

     Marui                                                                3.3
     ...........................................................................
     NTT Data                                                             3.3
     ...........................................................................
     Sankyo                                                               3.2
     ...........................................................................
     Matsushita Electric Industrial                                       3.0
     ...........................................................................
     Denso                                                                2.9
     ---------------------------------------------------------------------------

     Ito-Yokado                                                           2.9
     ...........................................................................
     Nomura Securities                                                    2.7
     ...........................................................................
     Shin-Etsu Chemical                                                   2.7
     ...........................................................................
     Kyocera                                                              2.7
     ...........................................................................
     Murata Manufacturing                                                 2.6
     ---------------------------------------------------------------------------

     Nippon Telephone & Telecom                                           2.6
     ...........................................................................
     Daiichi Pharmaceutical                                               2.1
     ...........................................................................
     Sumitomo Electric Industries                                         2.1
     ...........................................................................
     East Japan Railway                                                   2.1
     ...........................................................................
     Hitachi                                                              2.0
     ---------------------------------------------------------------------------

     Toppan Printing                                                      2.0
     ...........................................................................
     Kao                                                                  2.0
     ...........................................................................
     Mitsubishi Heavy Industries                                          1.8
     ...........................................................................
     Sekisui Chemical                                                     1.6
     ...........................................................................
     Kuraray                                                              1.6
     ---------------------------------------------------------------------------

     Total                                                               68.8%


6
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--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

JAPAN FUND
--------------------------------------------------------------------------------

  Date      TSE First Section Index    Lipper Japan Funds Average     Japan Fund
  ----      -----------------------    --------------------------     ----------
12/30/91            10000                        10000                   10000
 Apr-92              7199                         7995                    8860
 Apr-93             10609                        10777                   11160
 Apr-94             11500                        11930                   12434
 Apr-95             11539                        11358                   11576
 Apr-96             11900                        12296                   12421
 Apr-97              8266                         9136                    9920
 Apr-98              6738                         7626                    8241


                             [GRAPH APPEARS HERE]


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



                                                              Since Inception
  Periods Ended 4/30/98           1 Year 3 Years  5 Years Inception      Date
--------------------------------------------------------------------------------

  Japan Fund                     -16.92% -10.71%   -5.88%    -3.01%  12/30/91
 ................................................................................

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


7
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--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                 6 Months           Year                                                Ten Months++    12/30/91
                                    Ended          Ended                                                     Ended            to
                                  4/30/98       10/31/97        10/31/96       10/31/95     10/31/94      10/31/93      12/31/92

NET ASSET VALUE
Beginning of period              $   7.97       $   9.02        $   9.39       $  11.64     $  11.58      $   8.64      $  10.00
                                 ...................................................................................................

Investment activities
 Net investment income              (0.01)         (0.03)          (0.05)         (0.04)       (0.06)*       (0.05)*       (0.01)*
 Net realized and
 unrealized gain (loss)             (0.94)         (1.02)          (0.32)         (1.40)        0.97          2.99         (1.35)
                                 ...................................................................................................

 Total from
 investment activities              (0.95)         (1.05)          (0.37)         (1.44)        0.91          2.94         (1.36)
                                 ...................................................................................................

Distributions
 Net realized gain                     --             --              --          (0.81)       (0.85)           --            --
                                 ...................................................................................................


NET ASSET VALUE
End of period                    $   7.02       $   7.97        $   9.02       $   9.39     $  11.64      $  11.58      $   8.64
                                 ---------------------------------------------------------------------------------------------------


Ratios/Supplemental Data

Total return                       (11.92)%       (11.64)%         (3.94)%       (12.87)%       9.25%*       33.72%*      (13.40)%*
 ....................................................................................................................................

Ratio of expenses to
average net assets                   1.27%+         1.24%           1.32%          1.50%        1.50%*        1.50%*+       1.50%*
 ....................................................................................................................................

Ratio of net investment
income to average
net assets                          (0.22)%+       (0.39)          (0.48)%        (0.48)%      (0.68)%*      (0.58)%*+     (0.22)%*
 ....................................................................................................................................

Portfolio turnover rate              36.4%          32.3%           29.8%          62.4%        61.5%         61.4%+        41.6%
 ....................................................................................................................................

Average commission
rate paid                        $ 0.0262       $ 0.0457        $ 0.0540       $     --     $     --      $     --      $     --
 ....................................................................................................................................

Net assets, end of period
(in thousands)                   $152,353       $170,830        $167,118       $181,383     $203,303      $ 87,163      $ 45,792
 ....................................................................................................................................


 * Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through 12/31/95.
 + Annualized.
++ The fund's fiscal year-end was changed to 10/31.


The accompanying notes are an integral part of these financial statements.


8
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--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1998



------------------------
PORTFOLIO OF INVESTMENTS                              Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands



      JAPAN  95.0%

      Common Stocks  95.0%

      Capital Equipment  37.2%

      Apollo Electronics                                  17,000  $        128
      ..........................................................................
      Canon                                              240,000         5,676
      ..........................................................................
      Daiwa House                                        214,000         1,730
      ..........................................................................
      Denso                                              253,000         4,349
      ..........................................................................
      Disco                                                8,000           230
      ..........................................................................
      Fanuc                                               18,500           682
      ..........................................................................
      Fuji Machine                                        14,000           400
      ..........................................................................
      Fujitsu                                            182,000         2,125
      ..........................................................................
      Hirose Electric                                      9,300           470
      ..........................................................................
      Hitachi                                            433,000         3,105
      ..........................................................................
      Horiba                                               3,000            34
      ..........................................................................
      KOA                                                  6,000            59
      ..........................................................................
      Keyence                                              1,100           148
      ..........................................................................
      Komori                                             127,000         2,159
      ..........................................................................
      Kyocera                                             78,000         4,090
      ..........................................................................
      Lasertec                                             7,000           159
      ..........................................................................
      Mabuchi Motor                                        6,500           376
      ..........................................................................
      Matsushita Communication Industrial                 67,000         1,980
      ..........................................................................
      Mitsubishi Heavy Industries                        753,000         2,788
      ..........................................................................
      Murata Manufacturing                               137,000         4,017
      ..........................................................................
      NEC                                                568,000         6,395
      ..........................................................................
      National House Industrial                           62,000           504
      ..........................................................................
      Nichicon                                             7,000            76
      ..........................................................................
      Nidec                                                6,800           365
      ..........................................................................
      Nippon Denwa Shisetsu                               39,000           164
      ..........................................................................
      Rohm                                                20,000         2,258
      ..........................................................................
      Seiko                                               12,000            49
      ..........................................................................
      Shinkawa                                            12,600           219
      ..........................................................................
      Sumitomo Electric Industries                       272,000         3,241
      ..........................................................................
      TDK                                                 78,000         6,165
      ..........................................................................
      Toa Medical Electronics                             31,000           271
      ..........................................................................
      Tokyo Electronics                                   57,000         2,240
      ..........................................................................
      Zuiko                                               13,000            97
      ..........................................................................
      Total Capital Equipment (Cost $66,340)                            56,749
                                                                  ..............

9
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--------------------------------------------------------------------------------

                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands


     Consumer Goods  23.0%

     Asahi Breweries                                     145,000  $      1,899
     ...........................................................................
     Citizen Watch                                       173,000         1,163
     ...........................................................................
     Daiichi Pharmaceutical                              227,000         3,257
     ...........................................................................
     FCC                                                  25,000           234
     ...........................................................................
     Hokuto                                                4,400           120
     ...........................................................................
     Honda Motor                                          31,000         1,124
     ...........................................................................
     Hoya                                                 12,000           397
     ...........................................................................
     Kao                                                 207,000         3,042
     ...........................................................................
     Kawasumi Laboratories                                36,000           562
     ...........................................................................
     Kirin Beverage                                       15,000           294
     ...........................................................................
     Matsushita Electric Industrial                      286,000         4,582
     ...........................................................................
     Pioneer Electronic                                  140,000         2,296
     ...........................................................................
     Rohto Pharmaceutical                                 40,000           325
     ...........................................................................
     Sankyo                                              194,000         4,808
     ...........................................................................
     Santen Pharmaceutical                                 7,000            70
     ...........................................................................
     Sharp                                               133,000         1,045
     ...........................................................................
     Shiseido                                            121,000         1,596
     ...........................................................................
     Sony                                                 80,800         6,722
     ...........................................................................
     Takeda Chemical Industries                           50,000         1,428
     ...........................................................................
     Total Consumer Goods (Cost $36,283)                                34,964
                                                                  ..............

     Financial  7.8%

     Mitsui Fudosan                                      557,000         5,084
     ...........................................................................
     Nichiei                                               4,950           385
     ...........................................................................
     Nomura Securities                                   341,000         4,161
     ...........................................................................
     Promise                                               6,400           325
     ...........................................................................
     Shohkoh Fund                                            600           191
     ...........................................................................
     Tachihi Enterprise                                    4,000            95
     ...........................................................................
     Toc                                                  25,750           239
     ...........................................................................
     Tokio Marine & Fire Insurance                       128,000         1,393
     ...........................................................................
     Total Financial (Cost $14,823)                                     11,873
                                                                  ..............

     Materials  6.6%

     Chofu Seisakusho                                      2,500            37
     ...........................................................................
     Fujimi                                                5,500           221
     ...........................................................................
     Kuraray                                             286,000         2,416
     ...........................................................................
     Noritsu Koki                                         10,000           298
     ...........................................................................
     Sekisui Chemical                                    451,000         2,478
     ...........................................................................
     Shin-Etsu Chemical                                  212,000         4,133
     ...........................................................................
     Teijin                                              168,000           480
     ...........................................................................
     Total Materials (Cost $12,897)                                     10,063
                                                                  ..............


10
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                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands


     Services  20.4%

     Circle K Japan                                        5,660  $        233
     ...........................................................................
     Computer Engineering & Consulting                     6,000            80
     ...........................................................................
     East Japan Railway                                      639         3,187
     ...........................................................................
     Fuji Soft ABC                                         2,100            75
     ...........................................................................
     Ito-Yokado                                           84,000         4,348
     ...........................................................................
     Japan Airport Terminal                                3,000            19
     ...........................................................................
     Marui                                               315,000         4,975
     ...........................................................................
     Marukyo                                              18,000           103
     ...........................................................................
     Matsumotokiyoshi                                      7,300           252
     ...........................................................................
     Meitec                                                7,600           250
     ...........................................................................
     Mitsubishi                                          219,000         1,655
     ...........................................................................
     NTT Data                                                115         4,971
     ...........................................................................
     Nippon Telephone & Telecom                              447         3,918
     ...........................................................................
     Otsuka Kagu                                           1,900            87
     ...........................................................................
     Paris Miki                                           16,600           267
     ...........................................................................
     Ryohin Keikaku                                        2,100           179
     ...........................................................................
     Sumitomo                                            407,000         2,337
     ...........................................................................
     Toppan Forms                                         29,000           348
     ...........................................................................
     Toppan Printing                                     256,000         3,043
     ...........................................................................
     Uny                                                  45,000           724
     ...........................................................................
     Watami Food Service                                   4,000            83
     ...........................................................................
     Total Services (Cost $33,995)                                      31,134
                                                                  ..............
     Total Common Stocks (Cost $ 164,338)                              144,783
                                                                  ..............
     Total Japan (Cost $164,338)                                       144,783
                                                                  ..............


     SHORT-TERM INVESTMENTS  5.5%

     Money Market Funds  5.5%

     Reserve Investment Fund, 5.65%                    8,308,718         8,309
     ...........................................................................
     Total Short-Term Investments (Cost $8,309)                          8,309
                                                                  ..............



Total Investments in Securities

100.5% of Net Assets (Cost $172,647)                              $    153,091

Other Assets Less Liabilities                                             (738)
                                                                  ..............

 NET ASSETS                                                       $    152,353
                                                                  --------------

The accompanying notes are an integral part of these financial statements.

11
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Unaudited                                                        April 30, 1998


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands



     Assets

      Investments in securities, at value (cost $172,647)         $    153,091

      Securities lending collateral pool                                 9,819

      Other assets                                                       9,148
                                                                  ..............
      Total assets                                                     172,058
                                                                  ..............

     Liabilities

      Securities lending collateral                                      9,819

      Other liabilities                                                  9,886
                                                                  ..............
      Total liabilities                                                 19,705
                                                                  ..............

     NET ASSETS                                                   $    152,353
                                                                  --------------

     Net Assets Consist of:

      Accumulated net investment income - net of distributions    $       (174)

      Accumulated net realized gain/loss - net of distributions        (44,169)

      Net unrealized gain (loss)                                       (19,586)

      Paid-in-capital applicable to 21,713,521 shares of

      $0.01 par value capital stock outstanding;

      2,000,000,000 shares of the Corporation authorized               216,282
                                                                  ..............

     NET ASSETS                                                   $    152,353
                                                                  --------------

     NET ASSET VALUE PER SHARE                                    $       7.02
                                                                  --------------


The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                                      6 Months
                                                                         Ended
                                                                       4/30/98

     Investment Income

     Income
      Dividend (net of foreign taxes of $ 107)                    $        605
      Interest                                                             247
                                                                  ..............
      Total income                                                         852
                                                                  ..............
     Expenses
      Investment management                                                664
      Shareholder servicing                                                224
      Custody and accounting                                                84
      Prospectus and shareholder reports                                    21
      Registration                                                          18
      Legal and audit                                                        9
      Directors                                                              3
      Miscellaneous                                                          3
                                                                  ..............
      Total expenses                                                     1,026
                                                                  ..............
     Net investment income                                                (174)
                                                                  ..............

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
      Securities                                                       (32,649)
      Foreign currency transactions                                       (339)
                                                                  ..............
      Net realized gain (loss)                                         (32,988)
                                                                  ..............
     Change in net unrealized gain or loss
      Securities                                                        12,236
      Other assets and liabilities
      denominated in foreign currencies                                    (21)
                                                                  ..............
      Change in net unrealized gain or loss                             12,215
                                                                  ..............
     Net realized and unrealized gain (loss)                           (20,773)
                                                                  ..............

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                       $    (20,947)
                                                                  --------------



The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                       6 Months           Year
                                                          Ended          Ended
                                                        4/30/98       10/31/97

     Increase (Decrease) in Net Assets

     Operations
      Net investment income                          $     (174)   $      (691)
      Net realized gain (loss)                          (32,988)        (6,749)
      Change in net unrealized gain or loss              12,215        (13,653)
                                                     ...........................
      Increase (decrease) in net assets from operations (20,947)       (21,093)
                                                     ...........................

     Capital share transactions*
      Shares sold                                       117,302        216,647
      Shares redeemed                                  (114,832)      (191,842)
                                                     ...........................
      Increase (decrease) in net assets from capital
      share transactions                                  2,470         24,805
                                                     ...........................

     Net Assets

     Increase (decrease) during period                  (18,477)         3,712
     Beginning of period                                170,830        167,118
                                                     ...........................

     End of period                                   $  152,353    $   170,830
                                                     ---------------------------

    *Share information
      Shares sold                                        16,255         24,169
      Shares redeemed                                   (15,981)       (21,257)
                                                     ...........................
      Increase (decrease) in shares outstanding             274          2,912



The accompanying notes are an integral part of these financial statements.

14
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1998


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1991.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

     reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1998, the value of loaned securities was $9,500,000; aggregate collateral consisted of $9,819,000 in the securities lending collateral pool and U.S. Treasury securities valued at $263,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $58,396,000 and $56,944,000, respectively, for the six months ended April 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $11,181,000, of which $2,717,000 expires in 2003, $2,049,000 in 2004, and $6,415,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.



16
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


     At April 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $172,647,000, and net unrealized loss aggregated $19,556,000, of which 3,421,000 related to appreciated investments and $22,977,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $103,000 was payable at April 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $203,000 for the six months ended April 30, 1998, of which $38,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

     Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 3.6 % of the outstanding shares of the Japan Fund at April 30, 1998. For the six months then ended, the fund was allocated $18,000 of Spectrum expenses, $3,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1998, totaled $229,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $5,373,000 with certain affiliates of the manager and paid commissions of $13,000 related thereto.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION


          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          DISCOUNT BROKERAGE*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


          *A division of T. Rowe Price Investment Services, Inc. Member
           NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ................................................................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond+
International Bond

MONEY MARKET FUNDS++
 ................................................................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *Formerly named Equity Index.
 **Formerly the closed-end New Age Media Fund. Converted to open-end status on
   7/28/97.
***Closed to new investors.
  +Formerly named Global Government Bond.
 ++Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE DISCOUNT BROKERAGE
--------------------------------------------------------------------------------

     DISCOUNT BROKERAGE
     A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

          This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

          Automated Telephone and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

          Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

          Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

         *Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.
        **Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Japan Fund.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607




[T. ROWE PRICE LOGO APPEARS HERE]
T. Rowe Price Investment Services, Inc., Distributor.